EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-8 of our report dated August 6, 1999 relating to the financial statements, which appears in the 2000 Annual Report to Shareholders of which is incorporated by reference in Transocean Sedco Forex's Annual Report on Form 10-K for the year ended December 31, 2000.

/s/  PricewaterhouseCoopers  LLP

New  York,  New  York
December  17,  2001


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